UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2023

          TORTEC GROUP CORPORATION________

(Exact name of registrant as specified in its charter)

Nevada	000-55150	45-5593622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N. Gould Street, Ste 2489, Sheridan Wyoming	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 248-9177

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 20, 2023, TORtec Group Corporation (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Mid-Cal Ag Aviation Inc., a California corporation (“Mid-Cal”) and all of the shareholders of Mid-Cal, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of Mid-Cal. The names of the shareholders of Mid-Cal are listed in the Agreement, a copy of which is attached to a Current Report on Form 8-K (as Exhibit 10.1) filed by the Company on March 22, 2023, and incorporated herein by this reference.

The acquisition of Mid-Cal by the Company was successfully consummated on April 10, 2023.

Under the terms of the Agreement, a total of 1,000,000 shares of the Company’s restricted common stock were issued to the Mid-Cal shareholders as consideration in exchange for all 100,000 issued and outstanding shares of Mid-Cal common stock being transferred to the Company, making Mid-Cal a wholly-owned subsidiary of the Company. The terms of the acquisition were negotiated in an arm’s length transaction between the Company and Mid-Cal.

As part of the Closing of the acquisition, the Company retained Kevin Morton as president and manager for at least 24 months following the Closing date.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As consideration for the acquisition, the holders of the 100,000 shares of issued and outstanding common stock of Mid-Cal will receive within 30 days of the Closing date, April 10, 2023, ten (10) shares of our common stock for each one (1) share of Mid-Cal common stock issued and outstanding. This will result in an aggregate of 1,000,000 shares of our common stock being issued to the holders of Mid-Cal common stock in exchange for which the holders of Mid-Cal common stock will simultaneously transfer ownership of all 100,000 issued and outstanding shares of Mid-Cal common stock to the Company, making Mid-Cal a wholly-owned subsidiary of the Company.

The 1,000,000 shares of our common stock will be issued to the shareholders of Mid-Cal in reliance on one or more exemptions from securities registration. Each shareholder to whom shares are to be issued represented to the Company that the shares of the Company being acquired are being acquired for its own account and for investment purposes and not with a view to the public resale or distribution of such shares and each stockholder has further acknowledged that the shares issued are not registered under the Securities Act and are "restricted securities" as that term is defined in SEC Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The shares will be issued in reliance on the exemption provided in Section 4(2) of the Securities Act, SEC Rule 506 or SEC Regulation S, and stock certificates representing those shares of the Company will contain an appropriate restricted legend.

No underwriters will be involved in the issuance of the shares, and there will be no underwriting discounts or commissions paid in connection with the issuance of the shares.

As part of the Closing of the acquisition, the Company retained Kevin Morton as president and manager for at least 24 months following the Closing date.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)       Financial Statements of Business Acquire

Financial statements of TORtec and pro forma financial information will be filed by the Company in an amendment to this Form 8-K on or before June 24, 2023 (within 71 days following the due date of this report (April 14, 2023))

(b)        Pro Forma Financial Information

See Item 9.01(a) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTEC GROUP CORPORATION

Dated: April 10, 2023	By:	/s/ Stephen H. Smoot
	Name:	Stephen H. Smoot
	Title:	President and CEO